Unaudited Interim Condensed Consolidated Statements of Income (Loss) - EUR (€) € in Thousands	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Profit or loss [abstract]
Product sales	€ 74,421	€ 45,469
Other revenues	175,481	24,379
Revenues	249,902	69,847
Cost of goods and services	(202,726)	(159,586)
Research and development expenses	(75,385)	(117,234)
Marketing and distribution expenses	(13,089)	(15,000)
General and administrative expenses	(23,267)	(31,664)
Other income and expenses, net	7,472	16,034
OPERATING LOSS	(57,093)	(237,603)
Finance income	59	240
Finance expenses	(13,395)	(12,137)
Foreign exchange gain/(loss), net	(26,492)	5,334
Result from investments in associates	9	(120)
LOSS BEFORE INCOME TAX	(96,912)	(244,286)
Income tax income/(expense)	(2,163)	(1,647)
LOSS FOR THE PERIOD	€ (99,075)	€ (245,933)
Earnings per share [abstract]
Basic loss per share (in euro per share)	€ (0.92)	€ (2.51)
Diluted loss per share (in euro per share)	€ (0.92)	€ (2.51)